United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2008

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2008, Laclede Gas Company (“Laclede”) and Mississippi River Transmission Corporation (“MRT”) executed amendments and restatements of each of the following agreements effective April 1, 2008:

•	Storage Service Agreement for Rate Schedule FSS, Contract #3147

•	Transportation Service Agreement for Rate Schedule FTS, Contract #3310 and

•	Transportation Service Agreement for Rate Schedule FTS, Contract #3311.

Under these amendments and restatements, the term of each of these contracts was extended to April 30, 2013 with automatic annual extensions thereafter unless otherwise terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: March 24, 2008	By:	/s/M. D. Waltermire
M. D. Waltermire Chief Financial Officer

LACLEDE GAS COMPANY
Date March 24, 2008	By:	/s/M. D. Waltermire
M. D. Waltermire Chief Financial Officer